                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 10, 2003

                ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                   NV                             333-93915                      88-0454146
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)



     639 Isbell Road, Suite 390-1
               Reno, NV                                                              89509
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code 775-823-3080
                                                           ------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)







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Item 7.  Financial Statements and Exhibits


         The following exhibit is furnished herewith:

         21 Monthly Servicer's Certificate issued on January 10, 2003 relating to the Equipment Receivables Asset-Backed Notes, Series 2000-1, prepared by the Servicer and sent to the Trustee pursuant to Section 2.01(a) of the Series 2000-1 Transfer and Servicing agreement dated as of March 1, 2000 covering the period of December 1, 2002 through December 31, 2002.


                                                                             3

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              ADVANTA EQUIPMENT RECEIVABLES
                                              SERIES 2000-1 LLC,
                                              As Registrant

                                              By  /s/  MARK SHAPIRO
                                                  -----------------
                                                  Name:  Mark Shapiro
                                                  Title: Manager

Dated: January 10, 2003

                                                                              4
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                                 Exhibit Index

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
Exhibit No.                                                                           Page
-----------                                                                           ----

   21.1           Monthly Servicer's Certificate dated January 10, 2003                 8
                  prepared by the Servicer and sent to the Trustee pursuant to
                  Section 2.01(a) of the Series 2000-1 Transfer and Servicing
                  Agreement covering the period of December 1, 2002 through
                  December 31, 2002.
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                                                                              5
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NOTE:
We hit the Cumulative Net Loss Percentage trigger event as of the end of October
2002 collection period. At this time the Cumulative Net Loss Percentage exceeds the Loss Trigger Level Percentage of 7.25%. Principal payments will be made sequentially, so that available funds, after paying amounts due to the trustee and the servicer and after paying interest on the notes, will be applied to pay the full principal amount of each class before any amount is used to pay the next class. As such, principal will be paid in full on Class A-3, then Class B, then Class C, then Class D, then Class E and, finally, Class F.

We previously had hit the Cumulative Net Loss Percentage trigger as of the end of the October 2001 collection period. At that time the Cumulative Net Loss Percentage exceeded the Loss Trigger Level Percentage of 6.00%. Then in March 2002, the Loss Trigger Level Percentage increased from 6.00% to 7.25%. The change in the Loss Trigger Level Percentage had resulted in a cure of the trigger event from March 2002 through September 2002.